SUPPLEMENT DATED AUGUST 10, 1998 TO
                   THE STATEMENTS OF ADDITIONAL INFORMATION OF
           THE MERRILL LYNCH SELECT PRICING(SERVICE MARK) SYSTEM FUNDS

     Reference is made to the section in the Statement of Additional Information entitled "Shareholder Services - Exchange Privilege." Effective on or about October 12, 1998, it is anticipated that the following changes will be made:

         1. The sentence dealing with exchanges into money market funds in the first paragraph in such section will be deleted and replaced in its entirety with the following sentence:

         Class A and Class D shares also will be exchangeable for Class A shares, and Class B and Class C shares also will be exchangeable for Class B shares, of Summit Cash Reserves Fund, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares as more fully described below.

         2. The paragraph dealing with exchanges into money market funds in such section will be deleted and replaced in its entirety with the following paragraphs:

                  Shareholders also may exchange their shares into shares of Summit Cash Reserves Fund, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares. Class A and Class D shares will be exchangeable for Class A shares of, and Class B and Class C shares will be exchangeable for Class B shares of, Summit Cash Reserves Fund. Class A shares of Summit Cash Reserves Fund have an exchange privilege back into Class A or Class D shares of MLAM-advised funds; Class B shares of Summit Cash Reserves Fund have an exchange privilege back into Class B or Class C shares of MLAM-advised funds. The period of time that Class B shares of Summit Cash Reserves Fund are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and, with respect to Class B shares, toward satisfaction of any conversion period. Class B shares of Summit Cash Reserves Fund will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares.

     The exchange privilege described above does not apply with respect to certain Merrill Lynch fee-based programs, for which alternative exchange arrangements may exist. Please see you Merrill Lynch Financial Consultant for further information.

CODE # SELECT-ALL4